INSTITUTIONAL SHORT-TERM GOVERNMENT BOND FUND

                                   PROSPECTUS

                                November 30, 2001


INVESTMENT OBJECTIVE:
A High Level of Income over the Long-Term
Consistent with the Preservation of Capital




3550 Buschwood Park Drive, Suite 135
Tampa, Florida 33618
1-813-932-2750

























         The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

17376

                                TABLE OF CONTENTS


                                                                            PAGE
RISK/RETURN SUMMARY............................................................1

FEES AND EXPENSES OF INVESTING IN THE FUND.....................................2

ADDITIONAL INFORMATION ABOUT THE FUND'S STRATEGIES AND RISKS...................3

HOW TO BUY SHARES..............................................................5

HOW TO REDEEM SHARES...........................................................6

DETERMINATION OF NET ASSET VALUE...............................................8

DIVIDENDS, DISTRIBUTIONS AND TAXES.............................................8

MANAGEMENT OF THE FUND.........................................................9

PRIVACY POLICY................................................................11

FOR MORE INFORMATION..................................................Back Cover

                               RISK/RETURN SUMMARY

Investment Objective

     The investment objective of the Institutional Short-Term Government Bond Fund is a high level of income over the long-term consistent with the preservation of capital.

Principal Strategies

     The Fund seeks to achieve its investment objective by investing primarily in short-term government bonds. Government bonds include securities issued or guaranteed by the U.S. government, as well as securities issued by its agencies or instrumentalities. The Fund invests in investment grade securities that the Fund's adviser believes offer attractive yields and are undervalued relative to other securities of similar credit quality and interest rate sensitivity. Based on these criteria, the adviser expects that a significant portion of the Fund's portfolio will consist of mortgage-backed securities such as Ginnie Mae Certificates and Fannie Mae Certificates. Under normal circumstances, the Fund's portfolio will have a dollar-weighted average maturity of no more than 3 years and at least 80% of the Fund's assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested in government bonds.

Principal Risks of Investing in the Fund

o Market Risk is the risk that the bond market may decrease in value, including the risk that the bond market may decrease in value sharply and unpredictably.

o Selection Risk is the risk that the securities selected by the adviser may underperform the bond market or mutual funds with similar investment objectives and strategies.

o Interest Rate Risk is the risk that the value of your investment may decrease when interest rates rise.

o Credit Risk is the risk that the issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

o Prepayment Risk is the risk that the value of the mortgage-backed securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages. During periods of declining interest rates, prepayment of loans underlying mortgage-backed securities usually accelerates. Prepayment may shorten the effective maturities of these securities, and the Fund may have to reinvest at a lower interest rate.
o Specific Maturity Risk is the risk that the specific maturities in which the Fund invests may fall in value more than other maturities. Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.
o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o    The Fund is not a complete investment program.

o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund Right for You?

         The Fund may be a suitable investment for:

o long-term investors seeking a fund with a high level of income over the long-term consistent with the preservation of capital

o investors seeking to diversify their holdings with bonds and other fixed income securities

o    investors willing to accept price fluctuations in their investments

o    investors with a $250,000 initial investment.

                                PAST PERFORMANCE

         Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the fund because it demonstrates how its returns have varied over time. The Bar Chart and Performance Table that would otherwise appear in this Prospectus have been omitted because the Fund is recently organized and has less than one full calendar year of operations.

                          FEES AND EXPENSES OF THE FUND

         The tables describe the fees and estimated expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases............................NONE
Maximum Deferred Sales Charge (Load)........................................NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
   and other Distributions..................................................NONE
Redemption Fee..............................................................NONE

Annual Fund Operating Expenses
 (expenses that are deducted from Fund assets)
Management Fee.............................................................1.00%
Distribution (12b-1) Fees...................................................NONE
Other Expenses1............................................................0.00%
Total Annual Fund Operating Expenses.......................................1.00%
Expense Reimbursement2 ....................................................0.40%
Net Expenses (after expense reimbursement) ................................0.60%

1"Other Expenses" are estimated to be less than 0.01% on an annualized basis for the Fund's first fiscal year. 2 The adviser has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund's total annual operating expenses at 0.60% of its average daily net assets through February 28, 2003.

Example:

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except for fee waiver and/or expense reimbursement reflected in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Year            3 Year
         ------            ------

         $63               $287

          ADDITIONAL INFORMATION ABOUT THE FUND'S STRATEGIES AND RISKS

Principal Strategies

         The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators. Traditionally, residential mortgage-backed securities have been issued by governmental agencies such as the Government National Mortgage Association (Ginnie Mae) and the Federal National Mortgage Association (Fannie Mae). The Fund intends to invest only in those securities guaranteed by governmental agencies. The Fund does not intend to invest in commercial mortgage-backed securities. Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

         While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time. However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected. The types of residential mortgage-backed securities which the Fund may invest in may include the following:

         Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

         The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

         Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

         Each Fannie Mae Certificate entitles the registered holder to receive amounts representing the holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by the Fannie Mae Certificate and the holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government.

         Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

General

         The investment objective of the Fund may be changed without shareholder approval.

         From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, money market funds or repurchase agreements. If the Fund invests in shares of a money market fund or other investment company, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

                                HOW TO BUY SHARES

         You may only purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so.

Initial Purchase

         The minimum initial investment in the Fund is $250,000. Investors choosing to purchase or redeem their shares through a broker-dealer or other institution may be charged a fee by that institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

         To wire money, you must call Unified Fund Services, Inc., the Fund's transfer agent, at (877) 411-1167 to obtain instructions on how to set up your account and to obtain an account number. Then, provide your bank with the following information for purposes of wiring your investment:

         The Huntington National Bank
         ABA #044000024
         Attn: Institutional Short-Term Government Bond Fund
         D.D.A.# 01892135739
         Fund Name ____________________     (write in fund name)
         Account Name _________________     (write in shareholder name)
         For the Account # ______________   (write in account number)

 You must provide a signed application to Unified Fund Services, Inc. at the following address:


U.S. Mail:        Institutional Short-Term           Overnight:        Institutional  Short-Term
                  Government Bond Fund                                 Government Bond Fund
                  c/o Unified Fund Services, Inc.                      c/o Unified Fund Services, Inc.
                  P.O. Box 6110                                        431 North Pennsylvania Street
                  Indianapolis, Indiana 46206-6110                     Indianapolis, Indiana 46204

      Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. The Fund is presently charges no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

         You may purchase additional shares of the Fund (subject to a $10,000 minimum) by wire. Your bank wire should be sent as outlined above.

Other Purchase Information

         The Fund may limit the amount of purchases and refuse to sell to any person. If your wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

         The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on their behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the transfer agent.

                              HOW TO REDEEM SHARES

         You may receive redemption payments in the form of a check or federal wire transfer. The Fund presently charges no for wire redemptions; however, the Fund may charge for this service in the future. Any charges for wire redemptions will be deducted from the shareholder's Fund account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:


U.S. Mail:        Institutional Short-Term           Overnight:        Institutional Short-Term
                  Government Bond Fund                                 Government Bond Fund
                  c/o Unified Fund Services, Inc.                      c/o Unified Fund Services, Inc.
                  P.O. Box 6110                                        431 North Pennsylvania Street
                  Indianapolis, Indiana 46206-6110                     Indianapolis, Indiana 46204

"Proper form" means your request for a redemption must include:

o        the Fund name and account number,
o        account name(s) and address,
o        the dollar amount or number of shares you wish to redeem.

         Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund requires that signatures be guaranteed if you request the redemption check made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require that signatures be guaranteed for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at (877) 411-1167 if you have questions. At the discretion of the Fund or Unified Fund Services, Inc., you may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account in the Fund by calling the transfer agent at (877) 411-1167. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

         The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Additional Information - If you are not certain of the requirements for a redemption please call the transfer agent at (877) 411-1167. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

         Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $250,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

                        DETERMINATION OF NET ASSET VALUE

         The price you pay for your shares is based on the Fund's net asset value per share ("NAV"). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

         The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the adviser at their fair value, according to procedures approved by the Board of Trustees. The Fund may own securities that are traded primarily on foreign exchanges that trade on weekends or other days the Fund does not price its shares. As a result, the NAV of the Fund may change on days when you will not be able to purchase or redeem your shares of the Fund.

         Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         Dividends and Distributions

         The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of short-term capital gains.

         Taxes

         In general, selling or exchanging shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

         Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

         The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

                             MANAGEMENT OF THE FUND

         Wertz York Capital Management Group, LLC, 3550 Buschwood Park Drive, Suite 135, Tampa, Florida 33618, serves as investment adviser to the Fund. As of July 1, 2001, the adviser managed approximately $80 million in assets. Most of the adviser's clients are municipalities. The Fund is authorized to pay the adviser a fee equal to 1.00% of its average daily net assets.

         The Fund's co-portfolio managers, Mitchell P. York, CFA, and M. Brent Wertz, MBA, are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. York has been a member of the adviser since he co-founded the firm in May 2000. He has been a Registered Representative of Securities America, Inc. since June 1997 and an Adjunct Professor of Finance and Economics at the University of South Florida and Florida Southern College since 1993. He was an Investment Advisor Representative of Benton Financial Group, Inc. from March 1997 through June 2000. From January 1992 through March 1997, he served as a Research Economist with the Center for Transportation Research at the University of South Florida.

     Mr. Wertz has been a member of the adviser since he co-founded the firm in May 2000. He has been a Registered Representative of Securities America, Inc. since December 1999. He was an Investment Advisor Representative of Benton Financial Group, Inc. from November 1999 through June 2000. From February 1996 through April 2000, he was a Project Manager with Rizzetta & Co., a real estate consulting firm.

         The adviser pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense of securities sold short), fees and expenses of non-interested person Trustees, extraordinary expenses and distribution-related expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940, if any. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the expenses of the Fund, except those specified above, are paid by the adviser.

         The adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

                                 PRIVACY POLICY

         The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION


         Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

         Call the Fund at (877) 411-1167 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

         You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (the "SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.







Investment Company Act #811-09541

                            AMERIPRIME ADVISORS TRUSR
                  INSTITUTIONAL SHORT-TERM GOVERNMENT BOND FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 30, 2001

         This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the Institutional Short-Term Government Bond Fund dated November 30, 2001. A free copy of the Prospectus can be obtained by writing the transfer agent at 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling (877) 411 - 1167.

TABLE OF CONTENTS                                                           PAGE


DESCRIPTION OF THE TRUST AND THE FUND..........................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
   CONSIDERATIONS..............................................................3

INVESTMENT LIMITATIONS........................................................15

THE INVESTMENT ADVISER .......................................................17

TRUSTEES AND OFFICERS.........................................................19

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................20

DETERMINATION OF SHARE PRICE..................................................21

INVESTMENT PERFORMANCE........................................................22

CUSTODIAN.....................................................................23

FUND SERVICES.................................................................24

ACCOUNTANTS...................................................................24

DISTRIBUTOR...................................................................24










DESCRIPTION OF THE TRUST AND THE FUND

     The Institutional Short-Term Government Bond Fund was organized as a diversified series of AmeriPrime Advisors Trust (the "Trust") on September 20, 2001. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 3, 1999 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The investment adviser to the Institutional Short-Term Government Bond Fund (the "Fund") is Wertz York Capital Management Group, LLC (the "Adviser"). As of the date of this Statement of Additional Information, the Fund has not commenced operations.

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of the series represents an equal proportionate interest in the assets and liabilities belonging to the series with each other share of the series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the series into a greater or lesser number of shares of the series so long as the proportionate beneficial interest in the assets belonging to the series and the rights of shares of the series are in no way affected. In case of liquidation of the series, the holders of shares of the series will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the series. Expenses attributable to the series are borne by the series. Any general expenses of the Trust not readily identifiable as belonging to any series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Prior to the public offering of the Fund, Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, purchased all of the outstanding shares of the Fund and may be deemed to control the Fund. As the controlling shareholder, Unified Financial Securities, Inc. could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Adviser. After the public offering commences, it is anticipated that Unified Financial Securities, Inc. will no longer control the Fund.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Prospectus and "Determination of Share Price" in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a discussion of some of the investments the Fund may make and some of the techniques the Fund may use.

     A. U.S. Government Securities. The Fund may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing
Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

     B. Mortgage-Backed Securities. Mortgage-backed securities represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators. Traditionally, residential mortgage-backed securities have been issued by governmental agencies such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). The Fund intends to invest only in those securities guaranteed by governmental agencies. The Fund does not intend to invest in commercial mortgage-backed securities. Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

     While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time. However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected. The types of residential mortgage-backed securities in which the Fund may invest may include the following:

     Guaranteed Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by the U.S. government and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which the Fund will invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

     Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

     The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

     Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

     Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government.

     Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

     Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

     Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     Private Mortgage Pass-Through Securities. Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans.

     Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such
securities   generally  are  structured   with  one  or  more  types  of  credit
enhancement.

     Collateralized Mortgage Obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (such collateral collectively hereinafter referred to as "Mortgage Assets").

     Stripped Mortgage-Backed Securities. Multi-class pass-through securities are equity interests in a fund composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Under current law, every newly created CMO issuer must elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a "REMIC").

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

     The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

     C.  STRIPS.  The  Federal  Reserve  creates  STRIPS  (Separate  Trading  of
Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent the Fund purchases the principal portion of the STRIP, the Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other Fund securities to satisfy its distribution obligations. Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP's purchase price and its face value.

     D. Zero Coupon Securities. Zero coupon securities are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). These involve risks that are similar to those of other debt securities, although they may be more volatile, and certain zero coupon securities move in the same direction as interest rates. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit qualities.

     E. Corporate Debt Securities. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations.

     The Fund may invest in fixed income securities rated BBB or higher by Standard & Poor's Ratings Group ("S&P") or Baa or higher by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Adviser to be of comparable quality. Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than BBB by S&P or Baa by Moody's are considered speculative. In addition, lower ratings reflect a greater possibility of an adverse change in financial conditions affecting the ability of the issuer to make payments of principal and interest. The market price of lower rated securities generally responds to short term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Lower rated securities will also be affected by the market's perception of their credit quality and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers.

     The prices for these securities may be affected by legislative and regulatory developments. For example, new federal rules require that savings and loan associations gradually reduce their holdings of high-yield securities. An effect of such legislation may be to significantly depress the prices of outstanding lower rated securities. The market for lower rated securities may be less liquid than the market for higher rated securities. Furthermore, the liquidity of lower rated securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher rated securities, and it also may be more difficult during certain adverse market conditions to sell lower rated securities at their fair value to meet redemption requests or to respond to changes in the market.

If the rating of a security by S&P or Moody's drops below investment grade, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk. The Adviser will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risk through diversification, investment analysis and monitoring of general economic conditions and trends. While the Adviser may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

F.  Financial Services Industry Obligations.


     (1) Certificate of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

     (2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

     (3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

     G. Floating Rate, Inverse Floating Rate, and Index Obligations. The Fund may invest without limitation in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These floating rate, inverse floating rate and index obligations are considered to be instruments which are commonly known as derivatives. They may be backed by U.S. government or corporate issuers, or by collateral such as mortgages. In certain cases, a change in the underlying index or price may have a leveraging effect on the periodic coupon payments, creating larger possible swings in the prices of such securities than would be expected when taking into account their maturities alone. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. The Fund may invest in instruments whose value is computed based on a multiple of the change in price or value of an asset (or of an index of or relating to assets), provided the relevant asset or assets are eligible for investment by the Fund. To the extent the Fund invests in instruments whose value is computed based on such a multiple, a leverage factor is involved, which can result in high volatility and significant losses. See, "Derivatives."

     Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. The coupon is usually reset daily, weekly, monthly, quarterly or semi-annually, but other schedules are possible. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. If their underlying index is not an interest rate, or the reset mechanism lags the movement of rates in the current market, greater price volatility may be experienced.

     Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Because the changes in the coupon are usually negatively correlated with changes in overall interest rates, interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures, a gain or loss is realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

     H. Repurchase Agreements. The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or by agencies of the U.S. government ("U.S. Government Obligations"). A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase agreements.

     I. Forward Commitments and Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve sales of portfolio securities by a the Fund to member banks of the Federal Reserve System or recognized securities dealers, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price, which is generally equal to the original sales price plus interest. The Fund retains record ownership and the right to receive interest and principal payments on the portfolio security involved. The Fund's objective in such a transaction would be to obtain funds to pursue additional investment opportunities whose yield would exceed the cost of the reverse repurchase transaction. Generally, the use of reverse repurchase agreements should reduce portfolio turnover and increase yield. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses. Reverse repurchase agreements constitute a borrowing by the Fund and will not represent more than 5% of the net assets of the Fund.

     The Fund will direct the Fund's custodian to place cash or U.S. government obligations in a separate account of the Trust in an amount equal to the commitments of the Fund to purchase or repurchase securities as a result of its forward commitment or reverse repurchase agreement obligations. With respect to forward commitments to sell securities, the Trust will direct the custodian to place the securities in a separate account. When a separate account is maintained in connection with forward commitment transactions to purchase securities or reverse repurchase agreements, the securities deposited in the separate account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase or repurchase securities. To the extent funds are in a separate account, they will not be available for new investment or to meet redemptions.

     Securities purchased on a forward commitment basis, securities subject to reverse repurchase agreements and the securities held in the Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve a higher level of income, the Fund remains substantially fully invested at the same time that it has purchased securities on a forward commitment basis or entered into reverse repurchase transactions, there will be a possibility that the market value of the Fund's assets will have greater fluctuation.

     With respect to 75% of the total assets of the Fund, the value of the Fund's commitments to purchase or repurchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the commitment to purchase or repurchase such securities is made; provided, however, that this restriction does not apply to U.S. Government Obligations or repurchase agreements with respect thereto. In addition, the Fund will maintain an asset coverage of 300% for all of its borrowings and reverse repurchase agreements. Subject to the foregoing restrictions, there is no limit on the percentage of the Fund's total assets which may be committed to such purchases or repurchases.

     J. Investment In Relatively New Issues. The Fund may invest in the debt securities of selected new issuers (i.e., those having continuous operating histories of less than three years). If the Fund invests in debt securities of new issuers, it will only be in those issues where the Adviser believes there are strong contractual protections for the holder. If issuers meet the investment criteria discussed above, the Fund may invest in securities without respect to the age of the issuer. Investments in new issuers may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

         K. Loan Participations and Assignments. The Fund may invest in fixed and floating rate loans arranged through private negotiations between a borrower and one or more lending institutions, which may be in the form of participations in loans ("Participations") and assignments of portions of loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund will acquire Participations only if the lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. When the Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan; however, since Assignments are arranged through private negotiations between the potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender.

     The Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Fund anticipates that such securities could only be sold to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult in valuing the Fund and, therefore, calculating the net asset value per share of the Fund. All Assignments and Participations shall be considered to be illiquid securities by the Fund. The investment by the Fund in illiquid securities, including Assignments and Participations, is limited to a total of 15% of its net assets.

     L. Securities Lending. The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks, or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, they will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

     The Adviser understands that it is the current view of the staff of the Securities and Exchange Commission that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and
(6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., ---- capital appreciation or depreciation).

     M. Borrowing. The Fund is permitted to borrow money up to one-third of the value of its total assets for the purpose of investment as well as for temporary or emergency purposes. Borrowing for the purpose of investment is a speculative technique that increases both investment opportunity and the Fund's ability to achieve greater diversification. However, it also increases investment risk. Because the Fund's investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund's net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

     N. Leveraging. Leveraging the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced.

     O. Hedging Transactions. The Fund may utilize various other investment strategies as described below to hedge interest rate risk. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

     The Fund may purchase and sell financial futures contracts and enter into interest rate transactions such as swaps (collectively, "Hedging Transactions"). Hedging Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from interest rate fluctuations. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Hedging Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Hedging Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Hedging Transactions involving financial futures will be purchased, sold or entered into only for bona fide hedging purposes and not for speculative purposes.

     Hedging Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions would result in losses greater than if they had not been used. The use of futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures markets may not be liquid in all circumstances. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Losses resulting from the use of Hedging Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized.

General Characteristics of Futures

     Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount).

     The Fund's use of financial futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging purposes. Typically, maintaining a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). The Fund may be required to deposit additional cash or assets (variation margin) thereafter on a daily basis as the mark-to-market value of the contract fluctuates. Futures contracts are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price or that delivery will occur. The segregation requirements with respect to futures contracts are described below.

Interest Rate Swaps

     The Fund may invest in interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.

     The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate swaps are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the Investment Company Act of 1940 and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any interest rate swap unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent rating from a nationally recognized statistical rating organization (NRSRO) or is determined to be of equivalent credit quality by the adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

Interest Rate Futures

     The Fund might sell interest rate futures contracts in order to hedge against an anticipated rise in interest rates that might cause the value of the Fund's portfolio securities to decline. When hedging of this character is successful, any depreciation in the value of the hedged portfolio securities will be substantially offset by an increase in the Fund's equity in the interest rate futures position. Alternatively, an interest rate futures contract may be purchased when the Fund anticipates the future purchase of a security but expects the rate of return then available in the securities market to be less favorable than rates currently available in the futures markets.

Use of Segregated and Other Special Accounts

     Many Hedging Transactions, in addition to other requirements, require that the Fund segregate liquid high-grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restriction, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

     In the case of a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlement with respect to each swap on a daily basis and will segregate an amount of cash or liquid high-grade securities having a value equal to the accrued excess.

     Hedging Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Hedging Transactions. Hedging Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

                             INVESTMENT LIMITATIONS

         Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or
(2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

         1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

         2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

         5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

         With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

         Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation. However, this does not mean that the Fund may acquire another investment company under circumstances which would cause the resulting company to be in violation of the 1940 Act.

         Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations" - "Fundamental" above).

         1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

         3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. Options. The Fund will not purchase or sell puts, calls, options or straddles.


     5. Illiquid Investments. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

         6. 80% Investment Policy. Under normal circumstances, at least 80% of the Fund's assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested in government bonds. The Fund will not change this policy unless the Fund's shareholders are provided with at least 60 days prior written notice. The notice will be provided in plain English in a separate written document and will contain the following prominent statement, or similar clear and understandable statement, in bold-face type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered, or if the notice is delivered separately from any other communication to the Fund's shareholders, then the statement will appear either on the notice or on the envelope in which the notice is delivered.

THE INVESTMENT ADVISER

         The Fund's investment adviser is Wertz York Capital Management Group, LLC, 3550 Buschwood Park Drive, Suite 135, Tampa, Florida 33618. Together, Mitchell P. York and M. Brent Wertz own 100% of, and may be deemed to control, Wertz York Capital Management Group, LLC.

         Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. The Fund pays all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the non-interested person Trustees, extraordinary expenses and expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940, if any. The Adviser has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund's total annual operating expenses at 0.60% of its average daily net assets through [February 28], 2003.

         The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

         The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

==================================== ================ ======================================================================
Name, Age and Address                Position                  Principal Occupations During Past 5 Years
------------------------------------ ---------------- ----------------------------------------------------------------------
*Kenneth D. Trumpfheller             President,       President and Managing  Director of Unified Fund Services,  Inc., the
1725 E. Southlake Blvd.              Secretary and    Fund's  transfer  agent,  fund  accountant and  administrator,  since
Suite 200                            Trustee          October  2000.  President,  Treasurer  and  Secretary  of  AmeriPrime
Southlake, Texas  76092                               Financial Services,  Inc., a fund  administrator,  (which merged with
Year of Birth:  1958                                  Unified  Fund  Services,   Inc.)  from  1994  through  October  2000.
                                                      President, Treasurer and Secretary of AmeriPrime
                                                      Financial Securities, Inc., the Fund's
                                                      distributor, from 1994 through November 2000;
                                                      President and Trustee of AmeriPrime Funds and
                                                      AmeriPrime Insurance Trust.
------------------------------------ ---------------- ----------------------------------------------------------------------
Robert A. Chopyak                    Treasurer and    Assistant  Vice-President of Financial Administration of Unified Fund
1725 E. Southlake Blvd.              Chief            Services,  Inc.,  the Fund's  transfer  agent,  fund  accountant  and
Suite 200                            Financial        administrator,  since August 2000.  Manager of  AmeriPrime  Financial
Southlake, Texas  76092              Officer          Services,  Inc.  from  February  2000 to August 2000.  Self-employed,
Year of Birth:  1968                                  performing   Y2K  testing,   January  1999  to  January  2000.   Vice
                                                      President of Fund Accounting,  American Data Services, Inc., a mutual fund services company, October 1992 to December 1998.
------------------------------------ ---------------- ----------------------------------------------------------------------
Mark W. Muller                       Trustee          Account  Manager for SCI,  Inc.,  a custom  manufacturer,  from April
5016 Cedar River Tr.                                  2000 to the  present.  Account  Manager for Clarion  Technologies,  a
Fort Worth, Texas  76137                              manufacturer of automotive,  heavy truck,  and consumer  goods,  from
Year of Birth:  1964                                  1996 to April  2000.  From 1986 to 1996,  an  engineer  for Sicor,  a telecommunication hardware company.
------------------------------------ ---------------- ----------------------------------------------------------------------
Richard J. Wright, Jr.               Trustee          Various  positions  with Texas  Instruments,  a  technology  company,
13532 N. Central Expressway                           since   1995,   including   the   following:   Program   Manager  for
MS 3800                                               Semi-Conductor   Business  Opportunity  Management  System,  1998  to
Dallas, Texas 75243                                   present;   Development  Manager  for  web-based  interface,  1999  to
Year of Birth:  1962                                  present;  Systems  Manager for  Semi-Conductor  Business  Opportunity
                                                      Management System, 1997 to 1998; Development Manager
                                                      for Acquisition Manager, 1996-1997; Operations
                                                      Manager for Procurement Systems, 1994-1997.
==================================== ================ ======================================================================

         The following table estimates the Trustees' compensation for the first full fiscal year. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.

==================================== ======================= ==================================
                                     Aggregate               Total Compensation
                                     Compensation            from Trust (the Trust is
Name                                 From Trust              not in a Fund Complex)
------------------------------------ ----------------------- ----------------------------------
Kenneth D. Trumpfheller                        0                             0
------------------------------------ ----------------------- ----------------------------------
Mark W. Muller                              $13,000                       $13,000
------------------------------------ ----------------------- ----------------------------------
Richard J. Wright                           $13,000                       $13,000
==================================== ======================= ==================================

PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

         The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

         Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

         Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

         When the Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Adviser, taking into account such factors as the size of the individual orders and transaction costs, when the Adviser believes an adjustment is reasonable.

         The Trust, the Adviser and the Fund's distributor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

 DETERMINATION OF SHARE PRICE

         The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

         Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

         Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

INVESTMENT PERFORMANCE

         The Fund may periodically advertise "average annual total return." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    P(1+T)n=ERV

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

         The Fund's "yield" is determined in accordance with the method defined by the Securities and Exchange Commission. A yield quotation is based on a 30 day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           Yield = 2[(a-b/cd+1)6-1]

Where:    a        =        dividends and interest earned during the period
          b        =        expenses accrued for the period (net of
                            reimbursements)
          c        =        the average daily number of shares outstanding
                            during the period that were entitled to receive
                            dividends
          d        =        the maximum offering price per share on the last
                            day of the period

         Solely for the purpose of computing yield, dividend income recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30 day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivable-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

         The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. These non-standardized quotations do not include the effect of the applicable sales load which, if included, would reduce the quoted performance. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

         The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

         From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. These may include the Merrill Lynch U.S. Treasury 1-2.99 Years Bond Index.

         In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

         The Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

         Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Adviser of $1.20 per shareholder (subject to a minimum monthly fee of $900 per fund) for these transfer agency services.

         In addition, Unified provides the Fund with fund accounting services, which include certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Adviser equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 to $100 million).

         Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Adviser equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month).

ACCOUNTANTS

         The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund's first fiscal year. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

         Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. Kenneth D. Trumpfheller, a Trustee and officer of the Trust, is a registered principal of, and may be deemed to be an affiliate of, the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.